UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2018

MDU RESOURCES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-03480	30-1133956
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 West Century Avenue

P.O. Box 5650

Bismarck, North Dakota 58506-5650

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 21, 2017, MDU Resources Group, Inc., a Delaware corporation (“Old MDU”), announced that its board of directors had authorized management to evaluate and pursue a holding company reorganization. On January 1, 2019, Old MDU created a new public holding company, MDU Resources Group, Inc., a Delaware corporation (formerly known as MDUR Newco, Inc., “New MDU”), by implementing a holding company reorganization (the “Merger”). Following the Merger, New MDU became the successor issuer to Old MDU pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Current Report on Form 8-K (the “Form 8-K”) is being filed for the purpose of establishing New MDU as the successor issuer pursuant to Rule 12g-3(a) under the Exchange Act and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of New MDU common stock, par value $1.00 per share (the “New MDU Common Stock”), as the common stock of the successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01              Entry into a Material Definitive Agreement.

On January 1, 2019, Old MDU implemented the Merger pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 31, 2018, by and among Old MDU, New MDU and MDU Newco Sub, Inc., a Delaware corporation (“Merger Sub”), which resulted in New MDU owning all of the outstanding capital stock of Old MDU. Pursuant to the Merger, Merger Sub, a direct, wholly-owned subsidiary of New MDU and an indirect, wholly-owned subsidiary of Old MDU, merged with and into Old MDU, with Old MDU surviving as a direct, wholly-owned subsidiary of New MDU. Each share of each class of Old MDU stock issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of New MDU stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Old MDU stock being converted. Accordingly, upon consummation of the Merger, Old MDU’s stockholders immediately prior to the consummation of the Merger became stockholders of New MDU. The stockholders of Old MDU will not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares in the Merger.

The Merger was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates. After the Merger, stock certificates that previously represented shares of a class of Old MDU stock now represent the same number of shares of the corresponding class of New MDU stock. Following the consummation of the Merger, shares of New MDU Common Stock continue to trade on the New York Stock Exchange (the “NYSE”) on an uninterrupted basis under the symbol “MDU” with the same CUSIP number (552690109). Immediately after consummation of the Merger, New MDU has, on a consolidated basis, the same assets, businesses and operations as Old MDU had immediately prior to the consummation of the Merger.

As a result of the Merger, New MDU became the successor issuer to Old MDU pursuant to 12g-3(a) of the Exchange Act and as a result the New MDU Common Stock is deemed registered under Section 12(b) of the Exchange Act.

The foregoing descriptions of the Merger and Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2(a) and which is incorporated by reference herein.

Item 3.03              Material Modification of Rights of Securityholders.

Upon consummation of the Merger, each share of each class of Old MDU stock issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of New MDU stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Old MDU stock that was converted.

The information set forth in Item 1.01 and Item 5.03 of this Form 8-K is hereby incorporated by reference in this Item 3.03 of this Form 8-K.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors of New MDU are the same as the directors of Old MDU upon consummation of the Merger, as of January 1, 2019.

Directors

Name	Age	AC	CC	NGC
Thomas Everist	69		C
Karen B. Fagg	65		X	C
David L. Goodin	57
Mark A. Hellerstein	66	X
Dennis W. Johnson	69	C		X
William E. McCracken	76		X	X
Patricia L. Moss	65		X	X
Harry J. Pearce	76
Edward A. Ryan	65	X		X
David M. Sparby	64	X
John K. Wilson	64	X

AC	Audit Committee

CC	Compensation Committee

NGC	Nominating and Governance Committee

C	Committee Chairperson

Biographical information about New MDU’s directors, other than for Messrs. Ryan and Sparby, for whom biographical information is set forth below, is included in Old MDU’s Schedule 14A for the 2018 Annual Meeting of Stockholders under “Board of Directors—Item 1. Election of Directors—Director Nominees” and is incorporated by reference herein.

Edward A. Ryan has served on the board of directors of Old MDU since 2018. From December 2017 until December 31, 2018, Mr. Ryan served as an advisor to the chief executive officer and president of Marriott International, Inc. (“Marriott”). Previously, Mr. Ryan served as executive vice president and general counsel of Marriott from December 2006 to December 2017, senior vice president and associate general counsel from 1999 to November 2006, assumed responsibility for all corporate transactions and corporate governance in 2005, and joined Marriott as assistant general counsel in May 1996. Prior to his time with Marriot, Mr. Ryan was in private law practice from 1979 to 1996. Mr. Ryan has served as a director of Goodwill of Greater Washington, D.C., a non-profit organization, since January 2015, including vice chair and treasurer positions. Mr. Ryan received a juris doctor degree from the University of Pennsylvania Law School and a bachelor’s degree in economics and international relations from the University of Pennsylvania. Mr. Ryan, through his position as executive vice president and general counsel at Marriott, brings extensive experience to the board in acquisitions, contracts, compliance, Securities and Exchange Commission reporting, and labor relations, and his experience also significantly contributes to the board’s oversight of compliance and corporate governance.

David M. Sparby has served on the board of directors of Old MDU since 2018. Previously, Mr. Sparby served as senior vice president and group president, revenue, of Xcel Energy, Inc. (“Xcel”) and president and chief executive officer of its subsidiary, Northern States Power-Minnesota (“NSP-Minnesota”), from May 2013 until his retirement in December 2014, senior vice president and group president, from September 2011 to May 2013, chief financial officer from March 2009 to September 2011, and president and chief executive officer of NSP-Minnesota from 2008 to March 2009. He joined Xcel, or its predecessor Northern States Power Company, as an attorney in 1982 and held positions of increasing responsibility. Prior to that time, he served as an attorney with the State of Minnesota, Office of Attorney General, from 1980 to 1982, during which his responsibilities included representation of the Department of Public Service and the Minnesota Public Utilities Commission. Mr. Sparby has served on the board of trustees of Mitchell Hamline School of Law since July 2011, including executive committee and committee chair positions, and the board of trustees of the College of St. Scholastica since July 2012, including vice chair and executive committee positions. Mr. Sparby received a juris doctor degree from William Mitchell College of Law, a master’s degree in business administration from University of St. Thomas and a bachelor’s degree in history from College of St. Scholastica. Mr. Sparby’s public utility and renewable energy expertise contributes to the board’s knowledge of the public utility and natural gas pipeline industries.

The board of directors of New MDU has determined that each of Thomas Everist, Karen B. Fagg, Mark A. Hellerstein, Dennis W. Johnson, William E. McCracken, Patricia L. Moss, Harry J. Pearce, Edward A. Ryan, David M. Sparby and John K. Wilson is “independent” within the meaning of the listing rules of the NYSE.

The executive officers of New MDU are the same as the executive officers of Old MDU upon consummation of the Merger, as of January 1, 2019.

Executive Officers

Name	Age	Position with New MDU
David L. Goodin	57	President and Chief Executive Officer
David C. Barney	63	President and Chief Executive Officer, Knife River Corporation
Stephanie A. Barth	46	Vice president, Chief Accounting Officer and Controller
Trevor J. Hastings	45	President and Chief Executive Officer of WBI Holdings, Inc.
Anne M. Jones	55	Vice President, Human Resources
Nicole A. Kivisto	45	President and Chief Executive Officer, Montana-Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation, and Intermountain Gas Company
Daniel S. Kuntz	65	Vice President, General Counsel and Secretary
Margaret (Peggy) A. Link	52	Vice President and Chief Information Officer
Jeffrey S. Thiede	56	President and Chief Executive Officer, MDU Construction Services Group, Inc.
Jason L. Vollmer	41	Vice President, Chief Financial Officer and Treasurer

Biographical information about New MDU’s executive officers is included in Old MDU’s Schedule 14A for the 2018 Annual Meeting of Stockholders under “Executive Compensation—Item 2. Advisory Vote to Approve the Compensation Paid to the Company’s Named Executive Officers—Information Concerning Executive Officers” and is incorporated by reference herein.

In connection with the Merger, to the fullest extent permitted by applicable law, New MDU adopted and assumed sponsorship of the Old MDU Equity Plans (as defined herein), along with all of Old MDU’s rights and obligations under the Old MDU Equity Plans, and Old MDU shall have no further rights or obligations with respect to each equity award (the “Awards”) issued under the Old MDU Equity Plans or granted by Old MDU outside of the Old MDU Equity Plans pursuant to NYSE Rule 308A.08 that was outstanding and unexercised, unvested and not yet paid or payable immediately prior to the Merger, which Awards were converted into a right to acquire or vest in a share of New MDU capital stock of the same class and with the same rights and privileges relative to New MDU that such share underlying such Award had relative to Old MDU immediately prior to the Merger on otherwise the same terms and conditions as were applicable immediately prior to the Merger. “Old MDU Equity Plans” means, collectively, the MDU Resources Group, Inc. Non-Employee Director Long-Term Incentive Compensation Plan, as amended to date, the MDU Resources Group, Inc. Long-Term Performance-Based Incentive Plan, as amended to date, the MDU Resources Group, Inc. 401(k) Retirement Plan, as amended to date, and any and all subplans, appendices or addendums thereto, and any and all agreements evidencing Awards.

The information set forth in Item 1.01 of this Form 8-K is hereby incorporated by reference in this Item 5.02 of this Form 8-K.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, New MDU’s Board of Directors approved the Amended and Restated Certificate of Incorporation of New MDU (the “New MDU Certificate of Incorporation”) and adopted the Amended and Restated Bylaws of New MDU (the “New MDU Bylaws”) that are each identical to those of Old MDU immediately prior to the consummation of the Merger, except for certain amendments that are permissible and/or required under Section 251(g) of the DGCL. Prior to the consummation of the Merger, Old MDU, the sole stockholder of New MDU, approved the adoption of the New MDU Certificate of Incorporation. The New MDU Certificate of Incorporation was filed with the Delaware Secretary of State effective January 1, 2019.

The foregoing descriptions of the New MDU Certificate of Incorporation and the New MDU Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the New MDU Certificate of Incorporation and the New MDU Bylaws, which are filed as Exhibits 3(a) and 3(b) hereto, respectively, and each of which is incorporated by reference herein.

Item 8.01.             Other Items.

Press Release

On January 2, 2019, New MDU issued a press release relating to the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99(a) and incorporated herein by reference.

Successor Issuer

In connection with the Merger and by operation of Rule 12g-3(a) promulgated under the Exchange Act, New MDU is the successor issuer to Old MDU and has succeeded to the attributes of Old MDU as the registrant. New MDU Common Stock is deemed to be registered under Section 12(b) of the Exchange Act, and New MDU is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New MDU hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of New MDU Capital Stock

The description of New MDU’s capital stock provided in Exhibit 99(b), which is incorporated by reference herein, modifies and supersedes any prior description of New MDU’s capital stock in any registration statement or report filed with Securities and Exchange Commission (the “Commission”) and will be available for incorporation by reference into certain of New MDU’s filings with the Commission pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
2(a)	Agreement and Plan of Merger, dated December 31, 2018, by and among MDU Resources Group, Inc., MDUR Newco, Inc. MDU Newco Sub, Inc.

3(a)	Amended and Restated Certificate of Incorporation of MDU Resources Group, Inc.

3(b)	Amended and Restated Bylaws of MDU Resources Group, Inc.

99(a)	Press Release Issued January 2, 2019.

99(b)	Description of Capital Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2019

MDU RESOURCES GROUP, INC.

By:	/s/ Daniel S. Kuntz
Daniel S. Kuntz
Vice President, General Counsel and Secretary